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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
OFFICE DEPOT, INC.
(Name of Registrant as Specified In Its Charter)
LEVITT CORPORATION WOODBRIDGE EQUITY FUND LLLP MARK BEGELMAN MARTIN E. HANAKA
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY

SUBJECT TO COMPLETION, DATED MARCH 17, 2008

PROXY STATEMENT OF
LEVITT CORPORATION
and
WOODBRIDGE EQUITY FUND LLLP

2008 ANNUAL MEETING OF SHAREHOLDERS
OF
OFFICE DEPOT, INC.

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

        This proxy statement and the accompanying GOLD proxy card are being furnished by Levitt Corporation ("Levitt") and Woodbridge Equity Fund LLLP ("Woodbridge" and, collectively with Levitt, "we" or the "Woodbridge Group") to shareholders of Office Depot, Inc. ("Office Depot" or the "Company") in connection with the election of the Woodbridge Group's nominees to the board of directors of the Company (the "Board") at the annual meeting of shareholders of Office Depot, including any adjournments or postponements thereof and any meeting held in lieu thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held on Wednesday, April 23, 2008 at 8:30 a.m. Eastern Daylight Time at the Boca Raton Marriott at Boca Center, 5150 Town Center Circle, Boca Raton, Florida 33486. This proxy statement and the accompanying GOLD proxy card are first being furnished to shareholders on or about [                                    ], 2008.

        This proxy statement and the enclosed GOLD proxy card are being furnished by the Woodbridge Group in connection with the solicitation of proxies from the Company's shareholders for the following:

  1.
  To elect the Woodbridge Group's director nominees Mark Begelman and Martin E. Hanaka (together, the "Nominees"), and the candidates nominated by the Company other than Steve Odland and David I. Fuente.

  2.
  To vote against the Company's proposal to approve the 2008 Office Depot, Inc. Bonus Plan for Executive Management Employees (the "New Plan");

  3.
  To ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year 2008; and

  4.
  To grant the proxy holders discretion to vote on all other matters as may properly come before the Annual Meeting.

        This proxy statement is soliciting proxies to elect not only our two Nominees, but also the candidates who have been nominated by the Company other than Steve Odland and David I. Fuente. This gives shareholders the ability to vote for twelve directors, the total number of directors up for election at the Annual Meeting. The names, backgrounds and qualifications of the Company's nominees, and other information about them, can be found in the Company's proxy statement. There is no assurance that any of the Company's nominees will serve as a director if our nominees are elected.

        The Company has set March 3, 2008 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company's proxy statement for the Annual Meeting filed with the SEC on March 13, 2008, as of the Record Date there were 273,009,214 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each shareholder has one vote for each share of Common Stock they own on the Record Date with respect to all matters to be considered at the Annual Meeting. As of the Record Date, members of the Woodbridge Group were the beneficial owners of 200 shares of Common Stock.

The Woodbridge Group intends to (i) vote such shares "FOR" the election of the Woodbridge Group's director Nominees and the candidates nominated by the Company other than Steve Odland and David I. Fuente; (ii) vote such shares "AGAINST" the Company's proposal to approve the New Plan; (iii) vote such shares "FOR" the ratification of the Company's appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year 2008; and (iv) grant discretionary authority to the proxy holders to vote on all other matters as may properly come before the Annual Meeting for approval by the shareholders.

        As of the date of this proxy statement, the Woodbridge Group beneficially owns 3,000,200 shares of Common Stock (including the 200 shares of Common Stock held as of the Record Date).

        Levitt has filed a complaint in Delaware Court of Chancery seeking, among other things, a court order declaring that the nomination of the Nominees at the Annual Meeting is valid. If the court denies the relief requested by the Woodbridge Group, the Nominees may not be eligible for nomination and election at the Annual Meeting and you will not be permitted to cast your vote for the Nominees.

        THIS SOLICITATION IS BEING MADE BY THE WOODBRIDGE GROUP AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF OFFICE DEPOT.

        YOUR VOTE IS IMPORTANT. THE WOODBRIDGE GROUP URGES YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF ITS NOMINEES AS DESCRIBED IN THIS PROXY STATEMENT.

        IF YOU HAVE ALREADY RETURNED A PROXY CARD FURNISHED BY OFFICE DEPOT'S MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE FOR EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO THE WOODBRIDGE GROUP, C/O GEORGESON INC. WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF OFFICE DEPOT, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

        Remember, if you hold your Office Depot shares with a brokerage firm or bank, only they can exercise voting rights with respect to your shares and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly contact the person responsible for your account and give instructions to vote the GOLD proxy card for the election of the Nominees.

If you have any questions or require any assistance in executing or delivering your proxy, please call our proxy solicitor, Georgeson Inc. at (877) 651-8856.

IMPORTANT

        Your vote is important, no matter how many or how few shares of Common Stock you own. We urge you to sign, date, and return the enclosed GOLD proxy card today to vote "FOR" the election of our Nominees.

  •
  If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to the Woodbridge Group, c/o Georgeson Inc., in the enclosed envelope today.

  •
  If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares on your behalf without your instructions.

  •
  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

        Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the Company's proxy card marked "ABSTAIN" as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to the Woodbridge Group. Remember, you can vote for the Nominees only on our GOLD proxy card. So please make certain that the latest dated proxy card you return is the GOLD proxy card.

        If you have any questions or require assistance voting your GOLD proxy card, please contact:

Georgeson Inc.
199 Water Street
New York, NY 10038

CALL TOLL FREE: (877) 651-8856

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This document contains forward-looking statements. These statements may be identified by the use of forward-looking terminology such as the words "expects," "intends," "believes," "anticipates" and other terms with similar meaning indicating possible future events or actions or potential impact on the business or shareholders of the Company. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among others, the ability to successfully solicit sufficient proxies to elect the Nominees to the Board, the ability of the Nominees to influence the other directors and the management of the Company and to improve the corporate governance and strategic direction of the Company, and risk factors associated with the business of the Company, as described in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2007, and in other periodic reports of the Company, which are available at no charge at the website of the Securities and Exchange Commission at http://www.sec.gov. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results.

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION

Why am I being asked to vote?

        The Woodbridge Group is soliciting proxies pursuant to this proxy statement to elect the Nominees to the Board at the Annual Meeting. You are being asked to vote:

  (1)
  "FOR" Mark Begelman and Martin E. Hanaka and "FOR" the candidates who have been nominated by the Company to serve as directors other than Steve Odland and David I. Fuente;

  (2)
  "AGAINST" the Company's proposal to approve the New Plan;

  (3)
  "FOR" the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered accounting firm for 2008; and

  (4)
  to grant the proxy holders discretion to vote on all other matters that may properly come before the Annual Meeting.

        We urge you to return the GOLD proxy card and recommend that you vote "FOR" the Nominees.

What do I need to do now?

        This proxy statement contains important information about the Woodbridge Group and the Nominees. We urge you to read this proxy statement carefully, including its annexes. After carefully reading and considering the information set forth herein, please vote your shares of Common Stock owned on the Record Date using the GOLD proxy card, or provide paper voting instructions with respect to such shares to your broker or other nominee as soon as possible so that your shares will be represented at the Annual Meeting.

Who may vote?

        Holders of Common Stock, as recorded in the Company's stock register at the close of business on the Record Date, may vote at the Annual Meeting for the election of directors to the Board.

How many shares are outstanding?

        According to the Company's proxy statement for the Annual Meeting filed with the SEC on March 13, 2008, as of the Record Date there were 273,009,214 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

Who may attend the Annual Meeting?

        All shareholders as of the Record Date may attend the Annual Meeting.

How do I vote?

        You can vote in person at the Annual Meeting or you can vote by proxy, by telephone, on the Internet or by mail as described below. We recommend that you vote by proxy, even if you plan to attend the Annual Meeting. Your vote is critical to establish a quorum for the meeting. You can change your vote prior to or, if you are a record holder or have a "legal proxy," by voting in person at the Annual Meeting.

How do proxies work?

        The Woodbridge Group is asking you to appoint Alan B. Levan and John E. Abdo as your proxy holders to vote your shares of Common Stock at the Annual Meeting. You make this appointment by voting the enclosed GOLD proxy card or by using one of the voting methods described below. Giving us your proxy means you authorize the proxy holders to vote your shares at the Annual Meeting according to the directions you provide. You may vote for all, some or none of our director candidates. You also may vote for or against the other voting proposals, or abstain from voting.

        Unless you indicate otherwise on the GOLD proxy card or through the telephone or Internet voting procedures described below, you also authorize your proxy holders to vote your shares of Common Stock in their discretion on any matters not known by the Woodbridge Group at the time this proxy statement was printed that may be properly presented for action at the Annual Meeting.

What votes are required?

  Proposal 1—Election of the Nominees to the Company's Board of Directors

        Because this is a contested election, if a quorum is established at the Annual Meeting, nominees for election as directors of the Company will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the twelve nominees for director who receive the most votes from the Company shareholders will be elected as the Company's directors. The Woodbridge Group recommends that you vote "FOR" the election of each of the Nominees as a director and "FOR" the candidates who have been nominated by the Company to serve as directors other than Steve Odland and David I. Fuente.

  Proposal 2—Approval of the New Plan

        The affirmative vote of the holders of a majority of the votes cast by the holders of shares of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the New Plan, provided that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal. The Woodbridge Group recommends that you vote "AGAINST" the Company's proposal to approve the New Plan because we believe the issue of management compensation generally should be reviewed after the shareholders have had the opportunity to vote for new representation on the Board.

  Proposal 3—Ratification of Deloitte & Touche LLP as the Company's independent public accounting firm for the year 2008

        The affirmative vote of the holders of a majority of the votes cast by the holders of shares of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Company's proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accounting firm for the year 2008. The Woodbridge Group recommends that you vote "FOR" the Company's proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accounting firm for the year 2008.

How many shares must be present at the Annual Meeting to establish a quorum?

        According to the Company's Bylaws, in order to transact business at the Annual Meeting, the holders of a majority of the outstanding shares of Common Stock entitled to vote must be present, either in person or by proxy. All shares that are voted "FOR", "AGAINST" or "ABSTAIN" (or "WITHHOLD" in the case of directors) on any matter will be treated as present and entitled to vote for purposes of determining whether a quorum is present.

How do I vote my shares?

        If your shares are held in your name, you can vote by proxy as follows:

  •
  Vote by Telephone—Please call toll-free from the U.S. or Canada the phone number listed on your proxy card and follow the simple instructions provided. You will be required to provide the unique control number printed on your proxy card.

  •
  Vote by Internet—Please access the website listed on your proxy card and follow the simple instructions provided. Please note you must type an "s" after http. You will be required to provide the unique control number printed on your proxy card. You may vote by telephone or Internet 24 hours a day, 7 days a week until 11:59 p.m. Eastern Time, the day before the 2008 Annual Meeting. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.

  •
  Vote by Mail—If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy card in the envelope provided, or mail to: Woodbridge Group, c/o Georgeson Inc., Wall Street Station, P.O. Box 1101, New York, NY 10269.

        The telephone and Internet voting procedures use a control number that appears on your GOLD proxy card to authenticate you as a shareholder of record and to allow you to confirm that your voting instructions have been correctly recorded. If you vote by Internet or telephone, you do not need to return the GOLD proxy card.

        Your proxy voting instructions, whether by Internet, telephone or mail, cover all shares of Common Stock registered in your name.

How do I vote shares I hold through a nominee?

        If you hold shares through someone else, such as a stockbroker, bank or nominee, you will receive voting material from that firm. You can complete the firm's GOLD voting form and return it as requested by the firm. If the firm offers Internet or telephone voting, the voting form will contain instructions on how to access those voting methods.

        If you hold your shares in a stock brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a "legal proxy" from your broker, bank or other nominee and present it at the Annual Meeting.

What happens if I return a signed proxy without voting instructions?

        If you validly execute and return a signed GOLD proxy card without providing voting instructions, you will be deemed to have given a direction to the named proxies to (i) vote all of your shares of Common Stock "FOR" the election of each of the Woodbridge Group's Nominees and "FOR" each of the candidates who have been nominated by the Company other than Steve Odland and David I. Fuente; (ii) vote all of your shares "AGAINST" the Company's proposal to approve the New Plan; (iii) vote all of your shares "FOR" the ratification of the Company's appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2008; and (iv) grant the proxy holders discretion to vote on all other matters that may properly come before the Annual Meeting.

How do I revoke a proxy?

        You may revoke your proxy before it is voted at the Annual Meeting by:

  •
  delivering a second signed proxy card dated later than the first signed proxy card;

  •
  voting at a later time by telephone or the Internet; or

  •
  attending the Annual Meeting and voting in person.

        If you are a street name shareholder, and you vote by proxy, you may later revoke your proxy instructions by informing the holder of record in accordance with that holder's procedures.

What do I do if I receive a white proxy card from the Company?

        Proxies on the white proxy card are being solicited by the Company's Board. If you submit a proxy to us by signing and returning the enclosed GOLD proxy card, do not sign or return the white proxy card or follow any voting instructions provided by the Board unless you intend to change your vote, because only your latest-dated proxy will be counted at the Annual Meeting.

        If you have already sent a proxy card to the Company, you may revoke it and vote "FOR" the Nominees by signing, dating and returning the enclosed GOLD proxy card or by voting by telephone or the Internet as described on the GOLD proxy card.

Who can help answer my questions?

        If you would like additional copies of this document, would like to ask any additional questions, or need assistance voting your GOLD proxy card, please contact our proxy solicitor:

GEORGESON INC.
199 Water Street
New York, NY 10038

CALL TOLL FREE: (877) 651-8856

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The Board is currently composed of twelve directors whose terms expire at the Annual Meeting. We are soliciting your proxy for the election of our two Nominees at the Annual Meeting in opposition to two of the Company's director nominees. Our Nominees are Mark Begelman and Martin E. Hanaka, and based on their extensive business and professional experience, we believe our Nominees are highly qualified to serve as directors of Office Depot. Each Nominee has consented to serve as a director of Office Depot if elected and to be named as our Nominee in this proxy statement and in the Woodbridge Group's other soliciting materials.

        While we believe that the entire Board should be held accountable to shareholders for the Company's underperformance, we are nominating only two new directors because we believe that our Nominees, if elected, can work with the remaining incumbent directors to effect positive change at the Company. Our Nominees, if elected, will not constitute a majority of the Board.

        We believe that our Nominees are best suited to help increase shareholder value at Office Depot. Our Nominees are committed to acting in the best interests of the Company's shareholders. We believe that your voice in the future of Office Depot can best be expressed through the election of our Nominees. Accordingly, we urge you to vote your GOLD proxy card "FOR" each of Mark Begelman and Martin E. Hanaka.

REASONS TO VOTE FOR THE WOODBRIDGE GROUP'S NOMINEES

        We believe that under the current Board and management team, Office Depot has lost its vision, its competitive position in the office supply retailing space and its drive for leadership. We are seeking to elect the Nominees to the Board in order to revitalize the Company and store experience and make Office Depot relevant again. The Woodbridge Group believes that the Nominees, if elected to the Board, will bring Office Depot significant operational and corporate governance experience and be in a position to have a positive impact on the Company, bringing to Board deliberations a new voice and perspective of a shareholder who is focused on maximizing shareholder value.

THE WOODBRIDGE GROUP'S SLATE IS EXPERIENCED AND HIGHLY-QUALIFIED

        We are confident that our Nominees, if elected, will help bring more accountability, focus and discipline to the way Office Depot is managed. Our Nominees are committed to confronting more effectively the critical issues facing the Company and, if elected, will seek to ensure that management delivers on its plans and promises to enhance value for all shareholders.

        The Nominees have significant industry and related experience that will provide more effective leadership for the Company.

  •
  Mark Begelman, age 60, has over 10 years of management experience in the office products and supply industry and over 35 years of experience in retail merchandising. Mr. Begelman co-founded Office Club, an office supply retailer, in 1986, opened 52 stores in 4 years and took the company public in 1989. Mr. Begelman served as Chief Executive Officer of Office Club since he co-founded it until 1991 when Office Club merged with Office Depot, a merger in which Office Club's shareholders received a 25% premium. Following the merger, Mr. Begelman served as President and Chief Operating Officer of Office Depot from 1991 to 1995. During this time, Office Depot's revenues grew from approximately $900 million to $5.5 billion and the store base grew from approximately 127 stores to 460 stores. Furthermore, Office Depot's stock split three times. After leaving Office Depot in 1995, Mr. Begelman founded Mars Music, a musical instrument retailer growing to over 52 superstores. Following his time at Mars Music,

    Mr. Begelman served as President of MDB222 Inc., a management consulting firm. Mr. Begelman was named the Financial News' CEO of the year in 1992. Mr. Begelman was also awarded Ernst & Young Entrepreneur of the Year two separate times, first in 1990 and then again in 1998.

  •
  Martin E. Hanaka, age 58, has over 35 years of experience in retail merchandising. He was the President and Chief Operating Officer of Staples, Inc. (NASDAQ: SPLS) from 1994 to 1997 and served as a director from 1996 to 1997. From 1998 until 2003, Mr. Hanaka was the Chief Executive Officer of The Sports Authority, Inc., where he served as Chairman of the Board from 1999 until 2004 and is currently serving as Chairman Emeritus of the Board. Currently he is the non-executive interim Chairman of the Board of Golfsmith International Holdings, Inc. (NASDAQ: GOLF), a golf products retailer, and he is also a director of Trans World Entertainment Corp. (NASDAQ: TWEC), one of the largest specialty music and video retailers in the United States. In addition, Mr. Hanaka currently is a principal of Retail Executions, a retailing consulting firm. Mr. Hanaka also serves on the Board of Governors of the Boys & Girls Club of America.

THE WOODBRIDGE GROUP'S EXPERIENCED NOMINEES WILL PROVIDE MEANINGFUL LEADERSHIP TO THE BOARD

        The Nominees are committed to taking immediate and aggressive action to turn-around Office Depot's business and redefine its position in the marketplace. Specifically, our Nominees, if elected, will work with the entire Board to:

  •
  Strengthen Office Depot's management team to include leaders with significant retail experience who can return Office Depot to its roots as an office products retailer.

  •
  Reassess Office Depot's approach to merchandising and product development.

  •
  Make commitments to customers through enhanced leadership in key product classifications and development of new areas of differentiation.

  •
  Strengthen the powerful Office Depot brand and invigorate the store experience and marketing strategy to drive new customers into stores.

  •
  Conduct a comprehensive analysis of Office Depot's performance against all key business metrics to refocus on improved profitability.

  •
  Ensure that Office Depot delivers stronger operational performance and greater value for shareholders.

        By voting the enclosed GOLD proxy card for Messrs. Begelman and Hanaka, shareholders can demonstrate to the other members of the Board their support for the Nominees and their proposed recommendations.

INFORMATION ABOUT THE NOMINEES

        Each Nominee has furnished the information about him that is provided in this proxy statement. The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees. The Nominees are citizens of the United States of America. Additional disclosure regarding our Nominees and the other participants in our solicitation can be found on Annex A to this proxy statement.

Name and Business Address	Age	Present Principal Occupation and Five Year Business Experience; Current Directorships
Mark Begelman 1901 W. Cypress Creek Road Ft. Lauderdale, FL 33309	60
		Since 2007, Mr. Begelman has been the President of the Real Estate, Construction & Development division of BankAtlantic, a wholly owned subsidiary of BankAtlantic Bancorp (NYSE: BBX). Previously, Mr. Begelman had served BankAtlantic as an Executive Vice President beginning in January 2005. Prior to joining BankAtlantic, Mr. Begelman was the President of MDB222 Inc., a management consulting firm focused on the retail industry, from October 2002 to January 2005.
Martin E. Hanaka 1627 S.E. 7th Street Ft. Lauderdale, FL 33316	58
		Mr. Hanaka was the President and Chief Operating Officer of Staples, Inc. (NASDAQ: SPLS) from 1994 to 1997, and was the Chief Executive Officer of The Sports Authority, Inc. (NYSE: TSA), a sporting goods retailer, from 1998 until 2003. Since 2004, Mr. Hanaka has been a principal of Retail Executions, a retail consulting firm. In addition, Mr. Hanaka is currently serving as non-executive Chairman Emeritus of the Board of The Sports Authority, Inc., the non-executive Chairman of the Board of Golfsmith International Holdings, Inc. (NASDAQ: GOLF), a golf products retailer, and as a director of Trans World Entertainment Corp. (NASDAQ: TWEC), one of the largest specialty music and video retailers in the United States. Mr. Hanaka also serves on the Board of Governors of the Boys & Girls Club of America.

        None of the Nominees has carried on an occupation or employment, during the past five years, with the Company or any corporation or organization which is or was a parent, subsidiary or other affiliate of the Company, and none of the Nominees has ever served on the Company's board of directors, other than Mark Begelman, who served as a director of Office Depot from 1991 to 1996. No family relationships exist between any Nominee and any director or executive officer of the Company.

        None of the Nominees or any of their associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company or is subject to any arrangement described in Item 402 of Regulation S-K that is maintained or sponsored by the Company.

        Each of the Nominees has consented to serve as a director until the expiration of his respective term and until such Nominee's successor has been elected and qualified. If the Nominees are elected and take office as directors they intend to discharge their duties as directors of the Company in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors. The Nominees will not receive any compensation from the Woodbridge Group or its affiliates for their service as directors of the Company if elected. If elected, the Nominees will be entitled to such compensation from the Company consistent with the Company's practices, the latest disclosure of which is described in the Company's proxy statement.

        We have no reason to believe that any of the Nominees named above will be disqualified or unable or unwilling to serve if elected. However, if any of the Nominees is unable to serve or for any reason becomes unwilling to serve, the shares of Common Stock represented by the enclosed GOLD proxy card will be voted for substitute nominees. In addition, the Woodbridge Group reserves the right to nominate, substitute or add additional persons as Nominees, for any reason, including, without limitation, if: (a) Office Depot purports to increase the number of directorships, (b) Office Depot makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect, or purport to have the effect, of disqualifying any of the Nominees or any additional persons nominated, or (c) the Woodbridge Group believes Office Depot or its Board are taking or intend to take any action to entrench management or the members of the Board or thwart the rights of Office Depot's shareholders to vote for the Nominees. In any such case, shares of Common Stock represented by the enclosed GOLD proxy card will be voted for such substitute or additional nominees. Additional nominations made pursuant to the preceding clauses (a), (b) or (c) are without prejudice to the position of the Woodbridge Group that any attempt to increase the size of the Board or disqualify any of the Nominees through Bylaw amendments or otherwise unlawfully manipulate Office Depot's corporate machinery would not be appropriate. The Woodbridge Group would seek prompt legal redress in the event that Office Depot takes any such action.

        Levitt has filed a complaint in Delaware Court of Chancery seeking, among other things, a court order declaring that the nomination of the Nominees at the Annual Meeting is valid. If the court denies the relief requested by the Woodbridge Group, the Nominees may not be eligible for nomination and election at the Annual Meeting and you will not be permitted to cast your vote for the Nominees.

        The Woodbridge Group believes it is in the best interest of shareholders to elect the Woodbridge Group's Nominees at the Annual Meeting. You are urged to vote "FOR" the election of the Woodbridge Group's Nominees to serve as directors on the Board on the enclosed GOLD proxy card.

OTHER MATTERS TO BE VOTED AT THE ANNUAL MEETING

        According to Office Depot's proxy statement, Office Depot is soliciting proxies with respect to two proposals other than the election of directors. Please refer to Office Depot's proxy statement for a detailed discussion of these proposals, including various arguments in favor of and against such proposals. These proposals are outlined below. If you have signed the GOLD proxy card and no marking is made, you will be deemed to have given a direction to (i) vote "AGAINST" Proposal 2 below all the shares represented by your GOLD proxy card and (ii) vote "FOR" Proposal 3 below all the shares represented by your GOLD proxy card.

PROPOSAL NO. 2

COMPANY PROPOSAL TO APPROVE THE NEW PLAN

        As discussed in further detail in the Company's proxy statement, prior to the Annual Meeting, the Company's Compensation Committee adopted, subject to shareholder approval, the New Plan. The Company is asking shareholders to approve the New Plan. The affirmative vote of the holders of a majority of the votes cast by the holders of shares of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the New Plan, provided that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal.

        We urge you to vote "AGAINST" the Company's proposal to approve the New Plan because we believe the issue of management compensation generally should be reviewed after the shareholders have had the opportunity to vote for new representation on the Board.

        The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on Proposal 2 described above by marking the proper box on the GOLD proxy card. If you return a signed GOLD proxy card without providing voting instructions, your shares will be voted "AGAINST" the Company's proposal to approve the New Plan.

PROPOSAL NO. 3

RATIFYING THE COMPANY'S AUDIT COMMITTEE'S APPOINTMENT
OF DELOITTE & TOUCHE LLP AS THE COMPANY'S REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

        As discussed in further detail in the Company's proxy statement, prior to the Annual Meeting, the Company's Audit Committee appointed Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2008. The Company is asking shareholders to ratify that selection. The affirmative vote of the holders of a majority of the votes cast by the holders of shares of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Company's proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accounting firm for the year 2008.

        The Woodbridge Group recommends that you vote "FOR" this proposal.

        The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on Proposal 3 described above by marking the proper box on the GOLD proxy card. If you return a signed GOLD proxy card without providing voting instructions, your shares will be voted in favor of ratifying the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2008.

OTHER PROPOSALS

        Except for the matters discussed in this proxy statement, the Woodbridge Group is not aware of any other business to be presented at the Annual Meeting. If any other matters are properly brought before the Annual Meeting for approval and you grant discretionary authority, it is intended that the persons named as proxies in the enclosed GOLD proxy card will vote those proxies on such matters in their discretion.

VOTING AND PROXY PROCEDURES

        For the proxy solicited hereby to be voted, the enclosed GOLD proxy card must be signed, dated, and returned in the envelope enclosed, in time to be voted at the Annual Meeting. If you wish to vote "FOR" the election of the Nominees, you must submit the enclosed GOLD proxy card and must NOT submit Office Depot's white proxy card. If you have already returned Office Depot's proxy card, you have the right to revoke it as to all matters covered thereby and may do so by subsequently signing, dating, and mailing the enclosed GOLD proxy card. Only your latest dated proxy will count at the Annual Meeting. We urge you not to return any white proxy card sent to you by the Company. Execution of a GOLD proxy card will not affect your right to attend the Annual Meeting and to vote in person.

        According to the Company's proxy statement for the Annual Meeting, the current Board intends to nominate twelve candidates for election as directors at the Annual Meeting. This proxy statement is soliciting proxies to elect not only our two Nominees, but also the candidates who have been nominated by the Company other than Steve Odland and David I. Fuente. This gives shareholders who wish to vote for our two Nominees and such other persons the ability to do so. Under applicable proxy rules, we are required either to solicit proxies only for our two Nominees, which could result in limiting the ability of shareholders to fully exercise their voting rights with respect to the Company's nominees, or to solicit for our two Nominees and for fewer than all of the Company's nominees, which enables a shareholder who desires to vote for our two Nominees to also vote for those of the Company's nominees for whom we are soliciting proxies. The names, backgrounds and qualifications of the Company's nominees, and other information about them, can be found in the Company's proxy statement. There is no assurance that any of the Company's nominees will serve as directors if our Nominees are elected.

QUORUM

        According to the Company's Bylaws, in order to transact business at the Annual Meeting, the holders of a majority of the outstanding shares of Common Stock entitled to vote must be present, either in person or by proxy. All shares that are voted "FOR", "AGAINST" or "ABSTAIN" (or "WITHHOLD" in the case of directors) on any matter will be treated as present and entitled to vote for purposes of determining whether a quorum is present.

ABSTENTIONS AND BROKER NON-VOTES

        Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is present. Abstentions will not be counted as votes "for" or "against" any matter. Broker non-votes will not be counted as shares entitled to vote and accordingly will not affect the outcome with respect to any matter to be voted on at the Annual Meeting.

DISCRETIONARY VOTING

        Shares held in "street name" and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such shares provide them with instructions on how to vote.

        Accordingly, please promptly contact the person responsible for your account at the relevant institution and instruct that person to execute and return the GOLD proxy card on your behalf. You should also promptly sign, date and mail the voting instruction form (or GOLD proxy card) that your broker or banker sends you. Please do this for each account you maintain to ensure that all of your shares are voted. If any of your shares were held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, to revoke your proxy you will need to give appropriate instructions to the relevant institution. If you do not give instructions to your broker or other nominee, your shares will not be voted for the election of the Woodbridge Group's two Nominees.

REVOCATION OF PROXIES

        Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (i) delivering a written notice of revocation bearing a later date than the proxy, (ii) duly executing and delivering a later dated written proxy relating to the same shares or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). To be effective, any written notice of revocation or subsequent GOLD proxy should be mailed or delivered to, and received by, the Woodbridge Group, c/o Georgeson Inc., which is assisting in this solicitation, or Office Depot's corporate secretary before the taking of votes at the Annual Meeting.

        IF YOU WISH TO VOTE FOR THE ELECTION OF OUR TWO NOMINEES TO THE BOARD, AGAINST THE COMPANY'S PROPOSAL TO APPROVE THE NEW PLAN AND FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

        The Woodbridge Group has retained Georgeson Inc. to assist in soliciting GOLD proxies from banks, brokers, nominees, institutions and individuals. The Woodbridge Group has agreed to pay Georgeson Inc. a fee not to exceed $[                ] for assisting in soliciting proxies for the Annual Meeting, and has agreed to reimburse Georgeson Inc. for its reasonable out-of-pocket expenses. The Woodbridge Group's agreement with Georgeson Inc. contains customary indemnification provisions. Georgeson Inc. anticipates that it will use approximately 50 persons in its solicitation efforts. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares held as of the Record Date. The Woodbridge Group will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, the Woodbridge Group's Nominees and the persons listed on Annex A attached to this proxy statement may solicit GOLD proxies. Information regarding such persons is included in Annex A. No additional compensation will be paid for such services. Solicitation may be conducted in person, by telephone, electronically or by other means of communication.

        All costs incidental to the solicitations of proxies on behalf of the Woodbridge Group will be borne by the Woodbridge Group. Total expenditures for these solicitations are estimated to be approximately $[                ]. Total expenditures to date are approximately $ [                ]. The Woodbridge Group intends to seek reimbursement from Office Depot upon completion of the solicitation of all expenses incurred in connection with the solicitation of proxies for the election of the Nominees to the Board at the Annual Meeting. The Woodbridge Group does not intend to submit the question of such reimbursement to a vote of the shareholders of the Company.

ADDITIONAL INFORMATION CONCERNING THE PARTICIPANTS

        Levitt, Woodbridge and the Nominees comprise the "Participants" in this solicitation.

        Levitt Corporation, directly and through its wholly owned subsidiaries, historically has been a real estate development company. Going forward, Levitt intends to pursue acquisitions and investments opportunistically within and outside the real estate industry. The address of Levitt is 2200 W. Cypress Creek Road, Fort Lauderdale, Florida, 33309.

        Woodbridge Equity Fund LLLP is a Florida limited liability limited partnership primarily engaged in the business of investing in securities. The address of Woodbridge is 2200 W. Cypress Creek Road, Fort Lauderdale, Florida, 33309.

        Except as set forth in this proxy statement (including the Schedules and Annexes hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vi) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (vii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (viii) no participant in this solicitation or any of his/its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (ix) no participant in this solicitation or any of his/its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (x) no person, including the participants in this solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting; and (xi) no participant has any substantial interest, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting, other than election to office (the Nominees may be deemed to have an interest in their nominations for election as directors to the Board by virtue of compensation the Nominees will receive from the Company as directors, if elected to the Board).

        Except as set forth in this proxy statement (including the Schedules and Annexes hereto), there are no material proceedings in which any of the Nominees is a party adverse to the Company or any of its subsidiaries, or material proceedings in which such Nominee has a material interest adverse to the Company or any of its subsidiaries.

        During the last five years, and except as otherwise described in this proxy statement (including the Schedules and Annexes hereto) or as would not be material to an evaluation of the ability or integrity of any such Nominee to become a director of the Company:

  (1)
  no petition under the Federal bankruptcy laws or any State insolvency law has been filed by or against, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of, any Nominee, or any partnership in which any Nominee was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

  (2)
  no Nominee has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

  (3)
  no Nominee has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:

  a.
  acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

    b.
    engaging in any type of business practice; or

    c.
    engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

  (4)
  no Nominee has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(a) above, or to be associated with persons engaged in any such activity;

  (5)
  no Nominee has been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law, where the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended or vacated; and

  (6)
  no Nominee has been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

        The corporate governance guidelines of the Company provide that determinations of independence will be made using the criteria for independence required by the New York Stock Exchange. Based on the standards of independence set forth in such guidelines, the participants have no knowledge of any facts that would prevent the determination that each of the Nominees is independent.

ADDITIONAL INFORMATION

        The information concerning Office Depot contained herein has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although the Woodbridge Group has no knowledge that would indicate that statements relating to Office Depot contained in this proxy statement in reliance upon publicly available information are inaccurate or incomplete, we are not in a position to verify any such information or statements. Accordingly, the Woodbridge Group and the Nominees do not take any responsibility for the accuracy or completeness of information contained in the publicly available documents of Office Depot on file with, or furnished to, the SEC or for any failure by Office Depot to disclose events that may have occurred and may affect the significance or accuracy of any such documents or other publicly available information.

        We have omitted from this proxy statement certain disclosure required by applicable law that is already included in the Company's proxy statement relating to the Annual Meeting. This information and disclosure includes, among other things, securities of Office Depot beneficially owned by Office Depot's directors, nominees, and management; certain shareholders' beneficial ownership of more than 5% of Office Depot's voting securities; certain biographical information on Office Depot's directors; executive compensation; Office Depot's procedures for nominating directors; the committees of the Board and other information concerning the Board; and the procedures for submitting shareholder proposals for inclusion in Office Depot's proxy statement for the 2009 annual meeting of shareholders of Office Depot and for consideration of shareholder proposals at the 2009 annual meeting. The Woodbridge Group takes no responsibility for the accuracy or completeness of information contained in any proxy statement provided by Office Depot in connection with the Annual Meeting.

ANNEX A

PERSONS WHO MAY BE PARTICIPANTS IN THE SOLICITATION OF PROXIES

        Set forth below are the names, principal business addresses and principal occupations or employment of the persons who may assist the Woodbridge Group in the solicitation of proxies in connection with the Annual Meeting, and the name, principal business and address of any corporation or other organization in which their employment is carried on. Information with respect to the Woodbridge Group's Nominees is included in the attached proxy statement. To the extent any of these individuals assists the Woodbridge Group in the solicitation of proxies for the Annual Meeting, these persons may be deemed "participants" as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended. The fact that a person is listed below shall not be deemed an admission that such person is a participant.

Name	Principal Occupation or Employment	Address of Principal Employer
John E. Abdo	Mr. Abdo has been the President and Chief Executive Officer of Abdo Companies, a real estate developer, construction and brokerage firm. Since March 2008 Mr. Abdo has also been the Secretary of Woodbridge Capital Corporation, the General Partner of Woodbridge Equity Fund LLLP. Mr. Abdo is currently the Vice Chairman of the Board of each of Levitt Corporation (NYSE: LEV), Bluegreen Corporation (NYSE:BXG), BFC Financial Corporation (NYSE:BFF), BankAtlantic Bancorp (NYSE:BBX) and BankAtlantic. He is a director of Benihana, Inc. (NASDAQ: BNHN), an Asian themed restaurant chain, and the President of the Broward Performing Arts Foundation.	1350 NE 56th Street, Ste. 200 Ft. Lauderdale, FL 33309
Alan B. Levan
	Mr. Levan is currently a director of Levitt Corporation (NYSE: LEV), where he has been the Chief Executive Officer and Chairman of the Board since 1985, and since March 2008 he has also been the President of Woodbridge Capital Corporation, the General Partner of Woodbridge Equity Fund LLLP. Since 1978, Mr. Levan has been the President and Chief Executive Officer and Chairman of the Board of BFC Financial Corporation (NYSE:BFF), a bank holding company. Mr. Levan has also served as Chairman of the Board of Bluegreen Corporation (NYSE:BXG), a company that develops and markets vacation ownership interests. Additionally, Mr. Levan is Chairman of the Board and, since 1989, has been the Chief Executive Officer of BankAtlantic Bancorp (NYSE:BBX), and was the Chief Executive Officer of BankAtlantic, a retail bank with $6.4 billion in assets and 103 locations in Florida, from 1987 to 2007.	2100 W. Cypress Creek Road Ft. Lauderdale, FL 33309
Seth M. Wise	Mr. Wise is the President of Levitt Corporation and the Treasurer of Woodbridge Capital Corporation, which is the general partner of Woodbridge Equity Fund LLLP.	2200 W. Cypress Creek Road Ft. Lauderdale, FL 33309

Interests of Potential Participants

        Information regarding the interests of the potential participants described above that is required to be disclosed under the rules of the SEC is set forth in Schedules I, II and III.

A-1

Schedule I

Beneficial Ownership of Participants
in Office Depot Common Stock

        The following table sets forth the amount of each class of securities of Office Depot which each of the participants owns beneficially, directly or indirectly:

Name	Class of Security	Number of Shares
Levitt(1)	Common Stock	3,000,200
Woodbridge Equity Fund LLLP	Common Stock	3,000,000
John E. Abdo(2)	Common Stock	3,000,200
Alan B. Levan(2)	Common Stock	3,000,200
Seth M. Wise(2)	Common Stock	3,000,200
Mark Begelman	Common Stock	24,000

    NOTES:

    (1)
    Levitt, by virtue of its relationship to Woodbridge, may be deemed to indirectly beneficially own the shares of Common Stock which Woodbridge directly beneficially owns.

    (2)
    Alan B. Levan, John E. Abdo and Seth M. Wise, by virtue of their relationships to Levitt and Woodbridge, as applicable, may be deemed to indirectly beneficially own the shares of Common Stock which Woodbridge and Levitt directly beneficially own.

I

†
No part of the purchase price or market value of any of the shares specified in this Schedule II to Annex B is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Schedule II

Transactions in Office Depot Common Stock Since March 17, 2006†

        The following table contains a summary description of all purchases and sales of the common stock of Office Depot effected within the past two years by each of the participants:

	Date of Transaction	Amount of Shares	Buy/Sell
Levitt	3/3/08	200	Buy
Levitt	3/11/08	34,355	Buy
Levitt	3/12/08	1,500,000	Buy
Woodbridge	3/13/08	724,700	Buy
Woodbridge	3/14/08	740,945	Buy
Levitt	3/17/08	1,534,355	Transfer to Woodbridge
Woodbridge	3/17/08	1,534,355	Transfer from Levitt
Mark Begelman	3/17/08	24,000	Buy

II

Schedule III

Transactions and Matters

        The following describes certain transactions and matters required to be disclosed under the rules of the SEC:

        In September 2007, Levitt and several affiliated entities and associates each entered into separate agreements with the Company (the "Agreements") wherein the Company agreed to provide office supplies and other goods and services at discounted prices. As part of the Agreements, the Company provided a one time conversion incentive which in the aggregate totaled $413,000. In order to retain the full incentive, the combined Levitt affiliated entities must spend a minimum of $5,400,000 during the three year period of the Agreements. If any agreement is terminated prior to expiration by any of the entities, a pro-rata refund for that entity's incentive is due to the Company. In the event that the group as a whole does not meet the goal, there is then a review of individual entities and any one of them that has not met its goal, is required to pay a partial refund based on the percentage of the goal achieved.

III

GOLD

THIS PROXY IS SOLICITED ON BEHALF OF LEVITT CORPORATION AND
WOODBRIDGE EQUITY FUND LLLP
FOR USE AT
THE ANNUAL MEETING OF SHAREHOLDERS OF
OFFICE DEPOT, INC.

This is not a solicitation on behalf, or in support of, the Board of Directors of Office Depot, Inc. (the "Company"). The undersigned hereby appoints Alan B. Levan and John E. Abdo, and each or any of them, proxies and attorneys-in-fact, each with full power of substitution or resubstitution, on behalf of and in the name of the undersigned, and authorizes them to represent and vote, as designated on this proxy card, all of the shares of common stock of the Company held of record by the undersigned that the undersigned would be entitled to vote if personally present on the matters set below, at the Annual Meeting of the shareholders of the Company, to be held at the Boca Raton Marriott at Boca Center, 5150 Town Center Circle, Boca Raton, FL 33486, on April 23, 2008, at 8:30 A.M. Eastern Daylight Time, and at any adjournments, postponements, reschedulings or continuations thereof, and with discretionary authority as to any other matters that may properly come before the Annual Meeting, including voting for substitute nominees if any of the named nominees for director should be unavailable to serve for election, in accordance with and as described in the proxy statement of Levitt Corporation ("Levitt") and Woodbridge Equity Fund LLLP ("Woodbridge" and, collectively with Levitt, the "Woodbridge Group").

This proxy will be voted as directed. If you validly execute and return this card without indicating your vote on one or more of the following proposals, the named proxies will vote the shares covered hereby as follows with respect to any such proposals: (i) "FOR" the election of each of the Woodbridge Group's director nominees and "FOR" each of the candidates who have been nominated by the Company other than Steve Odland and David I. Fuente; (ii) "AGAINST" the Company's proposal to approve the 2008 Office Depot, Inc. Bonus Plan for Executive Management Employees; (iii) "FOR" the ratification of the Company's appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2008; and (iv) to grant the proxy holders discretion to vote on all other matters that may properly come before the Annual Meeting. This proxy card revokes all prior proxies given by the undersigned with respect to all matters covered hereby.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS

1.
Vote by Telephone—Please call toll-free from the U.S. or Canada the phone number listed on your proxy card and follow the simple instructions provided. You will be required to provide the unique control number printed on your proxy card.

2.
Vote by Internet—Please access the website listed on your proxy card and follow the simple instructions provided. Please note you must type an "s" after http. You will be required to provide the unique control number printed on your proxy card.

  You may vote by telephone or Internet 24 hours a day, 7 days a week until 11:59 p.m. Eastern Time, the day before the 2008 Annual Meeting. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.

3.
Vote by Mail—If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy card in the envelope provided, or mail to: Woodbridge Group, c/o Georgeson Inc., Wall Street Station, P.O. Box 1101, New York, NY 10269.

Your vote is important. Please vote immediately.
Please mark, sign, date and return your proxy form in the enclosed postage-paid envelope.

[continued and to be signed on the reverse side]

DETACH HERE

☒
Please mark votes as in this example.

The Woodbridge Group recommends a vote "FOR" the Nominees listed in Proposal 1, "AGAINST" Proposal 2 and "FOR" Proposal 3.

1. NOMINEES:	FOR All Nominees	WITHHOLD AUTHORITY TO VOTE FOR All Nominees	FOR All Nominees EXCEPT
Mark Begelman
Martin E. Hanaka	☐	☐	☐

The named proxies are authorized to use this proxy to vote (i) "FOR" Messrs. Begelman and Hanaka and (ii) "FOR" the candidates who have been nominated by the Company to serve as directors, other than Steve Odland and David I. Fuente, for whom the Woodbridge Group is NOT seeking authority to vote and for whom the named proxies will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company's proxy statement.

There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if the Woodbridge Group's Nominees are elected.

NOTE: If you do not wish for your shares to be voted "FOR" a particular Nominee, mark the "FOR ALL NOMINEES EXCEPT" box and write the name(s) of the Nominee(s) you do not support on the line below. Your shares will be voted for the remaining Nominees. You may also withhold authority to vote for one or more additional candidates who have been nominated by the Company by writing the name of the nominee(s) below:

2.
TO APPROVE THE 2008 OFFICE DEPOT, INC. BONUS PLAN FOR EXECUTIVE MANAGEMENT EMPLOYEES.

☐ For        ☐ Against        ☐ Abstain

3.
TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE YEAR 2008.

☐ For        ☐ Against        ☐ Abstain

4.
OTHER MATTERS:

  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

  IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1, "AGAINST" PROPOSAL 2 AND "FOR" PROPOSAL 3.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or corporate officer, stating his or her title. If a partnership, please sign in partnership name by authorized person. The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at the Annual Meeting and any adjournments or postponements thereof and any meeting held in lieu thereof, and hereby grants the proxies named on the front of this card the authority to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment, postponement, continuation or rescheduling thereof.

Dated:	, 2008

Signature
Signature (if held jointly)
Title (if any)

QuickLinks

PRELIMINARY COPY SUBJECT TO COMPLETION, DATED MARCH 17, 2008
PROXY STATEMENT OF LEVITT CORPORATION and WOODBRIDGE EQUITY FUND LLLP
2008 ANNUAL MEETING OF SHAREHOLDERS OF OFFICE DEPOT, INC.
PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY
IMPORTANT
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
REASONS TO VOTE FOR THE WOODBRIDGE GROUP'S NOMINEES
THE WOODBRIDGE GROUP'S SLATE IS EXPERIENCED AND HIGHLY-QUALIFIED
THE WOODBRIDGE GROUP'S EXPERIENCED NOMINEES WILL PROVIDE MEANINGFUL LEADERSHIP TO THE BOARD
OTHER MATTERS TO BE VOTED AT THE ANNUAL MEETING
PROPOSAL NO. 2 COMPANY PROPOSAL TO APPROVE THE NEW PLAN
PROPOSAL NO. 3 RATIFYING THE COMPANY'S AUDIT COMMITTEE'S APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM
OTHER PROPOSALS
VOTING AND PROXY PROCEDURES
SOLICITATION OF PROXIES
ADDITIONAL INFORMATION CONCERNING THE PARTICIPANTS
ADDITIONAL INFORMATION
  ANNEX A
PERSONS WHO MAY BE PARTICIPANTS IN THE SOLICITATION OF PROXIES
Schedule I
Beneficial Ownership of Participants in Office Depot Common Stock
Schedule II
Transactions in Office Depot Common Stock Since March 17, 2006†
Schedule III
Transactions and Matters
  GOLD
THIS PROXY IS SOLICITED ON BEHALF OF LEVITT CORPORATION AND WOODBRIDGE EQUITY FUND LLLP FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS OF OFFICE DEPOT, INC.
YOU CAN VOTE TODAY IN ONE OF THREE WAYS